John Hancock Funds II

Supplement dated June 26, 2014 to the current Prospectus

Equity-Income Fund (the “Fund”)

Effective October 31, 2015, Brian C. Rogers, CFA, CIC, will no longer act as portfolio manager of the Fund. Effective October 31, 2015, John D. Linehan will act as portfolio manager primarily responsible for the day-to-day management of the Fund’s portfolio.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.